UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2022

Innovative Eyewear, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-41392	84-2794274
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11900 Biscayne Blvd., Suite 630North Miami FL	33181
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (786) 785-5178

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	LUCY	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	LUCYW	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report is the form of presentation that Innovative Eyewear, Inc. (the “Company”) intends to use in connection with certain meetings and presentations.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Corporate Presentation, as of October 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The Company has posted the presentation to its website at https://www.lucyd.co/pages/investor-center.

Innovative Eyewear, Inc.

Date: October 6, 2022	By:	/s/ Harrison Gross
Harrison Gross
Chief Executive Officer

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